UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

AN2 Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AN2 Therapeutics, Inc.

1800 El Camino Real, Suite D

Menlo Park, California 94027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 19, 2024

Dear Stockholders of AN2 Therapeutics, Inc.:

We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders of AN2 Therapeutics, Inc. (the “Annual Meeting”) to be held on June 19, 2024 at 8:00 a.m., Pacific Time. The meeting will be held at the offices of the Company at 1800 El Camino Real, Suite D, Menlo Park, California 94027.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet or by mailing a proxy or voting instruction card. Voting over the internet or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend in person. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

On or around April 26, 2024, we will mail our stockholders a notice containing instructions on how to access our proxy materials and Annual Report for the fiscal year ended December 31, 2023. The notice also provides instructions on how to vote online, by phone or by mail, and includes instructions on how you can receive a paper copy of proxy materials by mail.

At this year's Annual Meeting, the agenda includes the following proposals:

Proposal	Board Recommendation
Election of the three nominees, Margaret FitzPatrick, Patricia Martin, and Melvin Spigelman, M.D., as Class II directors	FOR each nominee

Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm	FOR

Amendment and restatement of the certificate of incorporation to provide for the exculpation of officers	FOR

In addition to the matters described above, the agenda may also include such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on April 23, 2024 as the record date for the Annual Meeting. Only stockholders of record on April 23, 2024 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

Thank you for your ongoing support of and continued interest in AN2 Therapeutics, Inc.

Sincerely,

Eric Easom

President and Chief Executive Officer

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting at the Annual Meeting, you may vote via the internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card.

i

Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that record holder.

PROXY STATEMENT SUMMARY

Time and Date	8:00 a.m. Pacific Time, on June 19, 2024.

Items of Business

1. To elect the nominees Margaret FitzPatrick, Patricia Martin, and Melvin Spigelman, M.D. as Class II directors until the 2027 annual meeting of stockholders or until their respective successors have been elected or appointed;

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3. To approve the amendment and restatement of the certificate of incorporation to provide for the exculpation of officers; and

4. To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement that may take place only if you were a stockholder as of the close of business on April 23, 2024.

Proxy Materials and Annual Report	We are pleased to take advantage of Securities and Exchange Commission (the “SEC”) rules that allow us to furnish these proxy materials and our annual report to stockholders on the internet.

Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers” beginning on page 1 of this proxy statement and the instructions on the proxy or voting instruction card. You can revoke a proxy prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement.

TABLE OF CONTENTS

Page
PROXY STATEMENT QUESTIONS AND ANSWERS	1
DIRECTORS AND CORPORATE GOVERNANCE	6
Board Composition
Director Independence
Board Diversity
Board Leadership Structure
Board Committees and Meetings
Identifying and Evaluating Director Nominees
Role of the Board in Risk Oversight
Compensation Risk Assessment
Communications with Directors
Corporate Governance Guidelines and Code of Business Conduct and Ethics
EXECUTIVE COMPENSATION	15
Executive Officers
Summary Compensation Table
Narrative to Summary Compensation Table
Outstanding Equity Awards as of December 31, 2023
Other Compensation and Benefits
401(k) Plan
Emerging Growth Company Status
Equity Compensation Plan Information
Indemnification
Hedging and Pledging Policies
COMPENSATION OF NON-EMPLOYEE DIRECTORS	23
Non-Employee Director Compensation Policy
Limitation of Liability and Indemnification
BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK	26
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	29
License Agreements
March 2022 IPO Participation
Investors’ Rights Agreement
Indemnification Agreements
Related Person Transaction Policy
Director Independence
PROPOSALS REQUIRING YOUR VOTE	31
Proposal 1 – Election of Class II Directors
Number of Directors; Board Structure
Nominees
Recommendation of our Board
Proposal 2 – Ratification of Independent Registered Public Accounting Firm
Audit and Non-Audit Fees
Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Recommendation of our Board
Proposal 3 – Amendment and Restatement of Certificate of Incorporation to Provide for the
Exculpation of Officers
Proposed Amendment and Restatement of the Certificate of Incorporation
Recommendation of our Board
AUDIT COMMITTEE REPORT	33
TRANSACTION OF OTHER BUSINESS	35
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS	35
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	35
DELINQUENT SECTION 16(A) REPORTS	36

OTHER MATTERS	36
Fiscal Year 2023 Annual Report and SEC Filings

v

AN2 Therapeutics, Inc.

1800 El Camino Real, Suite D

Menlo Park, California 94027

PROXY STATEMENT QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

The Board of Directors (the “Board”) of AN2 Therapeutics, Inc., a Delaware corporation (“AN2 Therapeutics,” the “Company,” “we,” “us,” or “our”), has made these proxy materials available to you on the internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting in person to vote on the proposals described in this proxy statement (the “Proxy Statement”). However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or voting instruction form, or follow the instructions below to submit your proxy over the telephone or through the internet.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the internet. Accordingly, on or about April 26, 2024, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our stockholders as of April 23, 2024 (the “Record Date”). The Notice includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. Internet distribution of our proxy materials is designed to expedite receipt by stockholders, lower the cost of the Annual Meeting and conserve natural resources. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice.

What is the purpose of the Annual Meeting?

For stockholders to vote on the following proposals to:

•
elect the nominees Margaret FitzPatrick, Patricia Martin, and Melvin Spigelman, M.D. as Class II directors;
•
ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
•
approve the amendment and restatement of the certificate of incorporation to provide for the exculpation of officers; and
•
transact any other business as may properly come before the Annual Meeting.

How does the Board recommend I vote on these proposals?

The Board recommends that you vote:

•
FOR the election of Margaret FitzPatrick, Patricia Martin, and Melvin Spigelman, M.D. as Class II directors;
•
FOR the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•
FOR the amendment and restatement of the certificate of incorporation to provide for the exculpation of officers.

Who is entitled to vote at the Annual Meeting?

Holders of AN2 Therapeutics common stock at the close of business on the Record Date are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, there were shares of common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with AN2 Therapeutic’s transfer agent, Equiniti Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares, and the Notice was sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Notice and, upon your request, the proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by following their instructions for voting.

How can I vote my shares?

The instructions for accessing proxy materials and voting can be found in the Notice that you received either by mail or e-mail. In order to access proxy materials and vote, you will need the control number provided on the Notice. There are three ways a stockholder of record can vote:

(1)
By Internet: You may vote over the internet by following the instructions provided in the Notice or if you requested printed copies of proxy materials, the instructions provided in the proxy card.
(2)
By Telephone: You can vote by telephone by following the instructions in the Notice or if you requested printed copies of proxy materials, the instructions provided in the proxy card.
(3)
By Mail: If you requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.

In order to be counted, proxies submitted by telephone or internet must be received by 11:59 p.m., Pacific Time, on June 18, 2024. If you vote by telephone or internet, you do not need to return your proxy card or voting instruction card.

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you may receive a Notice or a voting instruction card from your broker, bank or other nominee. If you receive a voting instruction card from your broker, bank or other nominee, you must follow these voting instructions in order to instruct your broker, bank or other nominee on how to vote your shares. The availability of telephone or internet voting will depend on the voting process of your broker, bank or other nominee. If you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

All shares that have been properly voted and not revoked will be cast as votes at the Annual Meeting.

What happens if I decide to attend the Annual Meeting, but I have already voted or submitted a proxy covering my shares?

You may still attend the Annual Meeting. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the offices of the Company at 1800 El Camino Real, Suite D, Menlo Park, California 94027.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:

•
written notice to the Corporate Secretary of the Company;
•
timely delivery of a valid, later-dated proxy or a later-dated vote on the internet; or
•
voting in person at the virtual Annual Meeting, however, simply attending the meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

What shares can I vote?

You can vote all shares that you owned on the Record Date. These shares include (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, bank or other nominee.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:30 a.m. and 4:30 p.m., Pacific Time, at our principal executive offices at 1800 El Camino Real, Suite D, Menlo Park, California, 94027, by contacting the Corporate Secretary of the Company.

How are votes counted? If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

Each holder of common stock is entitled to one vote per share of common stock on each matter properly brought before the Annual Meeting.

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or by attending the Annual Meeting, your shares will not be voted. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the three nominees for director (Proposal No. 1), “For” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 2) and “For” the amendment and restatement of the certificate of incorporation to provide for the exculpation of officers (Proposal No. 3). If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

If I am a beneficial owner of shares held in street name and I do not provide my bank or broker with voting instructions, what happens?

If you are a beneficial owner of shares held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely instruct your bank, broker or other nominee how to vote your shares. Under the rules of the New York Stock Exchange (“NYSE”), banks, brokers and other nominees that are subject to NYSE rules can vote your “uninstructed” shares with respect to any matters considered to be routine matters under NYSE rules, but cannot vote such shares on non-routine matters. If you do not timely provide voting instructions to your bank, broker or other nominee to vote your shares, your bank, broker or other nominee may, on routine matters, either vote your shares or leave your shares unvoted. The election of directors (Proposal No. 1) and the amendment and restatement of the certificate of incorporation to provide for the exculpation of officers (Proposal No. 3) are non-routine matters. The ratification of the selection of our independent registered public accounting firm (Proposal No. 2) is a routine matter. We encourage you to provide voting instructions to your bank, broker or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this proxy statement.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other nominee.

How will abstentions and broker non-votes be treated at the Annual Meeting?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (Proposal No. 2) and where approval of the proposal requires the affirmative vote of a majority of the outstanding shares of stock of the Company (Proposal No. 3).

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will have no effect on Proposal No. 2 and will count as a vote against Proposal No. 3. The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 2) is considered a routine matter on which brokers, banks and other nominees have discretionary voting power, and therefore no broker non votes are expected on Proposal No. 2.

How many votes are required to approve the proposals being voted upon at the Annual Meeting?

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Assuming there is a proper quorum of shares represented at the Annual Meeting, the voting requirements for approval of the proposals at the Annual Meeting are as follows:

Proposal	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes
Election of directors	The three nominees receiving the most “For” votes by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal	No effect	No effect
Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2024	“For” votes from the holders of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal	Against	Not applicable
Amendment and restatement of certificate of incorporation to provide for the exculpation of officers	“For” votes from the holders of a majority of outstanding shares of stock	Against	Against

Could other matters be decided at the Annual Meeting?

At the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Annual Meeting for consideration, the proxy holders named on the proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Our directors, senior executives or employees, acting without special compensation, may also solicit proxies. Proxies may be solicited by personal interview, mail, electronic transmission, facsimile transmission or telephone. We are required to send copies of proxy-related materials or additional solicitation materials to brokers, fiduciaries and custodians who will forward these materials to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding these materials to beneficial owners.

Who will count the vote?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to Proposal Nos. 2 and 3, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at our Annual Meeting. We will publish final voting results in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available within four business days after the Annual Meeting, we will disclose the preliminary results in the Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 27, 2024 to our Corporate Secretary at 1800 El Camino Real, Suite D, Menlo Park, CA 94027. However, if our 2025 Annual Meeting of Stockholders is held more than 30 days before or more than 30 days after the one-year anniversary of the Annual Meeting, then the deadline will be a reasonable time prior to the time that we begin to print and mail our proxy materials.

If you wish to submit a proposal (including a director nomination) at our 2025 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, you must do so by not earlier than 5:00 p.m. Pacific Time on February 19, 2025 and not later than 5:00 p.m. Pacific Time on March 21, 2025, provided, however, that if our 2025 Annual Meeting of Stockholders is held more than 30 days before or more than 30 days after the one-year anniversary of the Annual Meeting, your proposal must be submitted not earlier than (i) the close of business on the 120th day prior to our 2025 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to our 2025 Annual Meeting of Stockholders or (ii) the 10th day following the day on which public announcement of such meeting is first made. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

The proxy solicited by our Board for the 2025 Annual Meeting of Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our bylaws, even if the 2025 proxy statement briefly describes the matter and how management proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Corporate Secretary at the address set forth above. In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws and send timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a Proxy Statement. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules in connection with our 2025 Annual Meeting of Stockholders, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2025 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendment and supplements thereto) and other documents as and when we file them with the SEC on the “Investor Relations” section of the Company’s website at investor.an2therapeutics.com or on the SEC’s website at www.sec.gov.

How may I obtain AN2 Therapeutic’s Form 10-K and other financial information?

Stockholders can access our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), which contains financial information about the Company, on the “Investor Relations” section of the Company’s website at investor.an2therapeutics.com or on the SEC’s website at www.sec.gov. Alternatively, current and prospective investors may request a free copy of our Annual Report from:

AN2 Therapeutics, Inc.

1800 El Camino Real, Suite D

Menlo Park, California 94027

Attn: Corporate Secretary

We also will furnish any exhibit to the Annual Report if specifically requested upon payment of charges that approximate our cost of reproduction. The website addresses in this proxy statement are included for reference only. The information contained on these websites is not incorporated by reference into this proxy statement.

DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

Our business affairs are managed under the direction of our Board, which is currently composed of nine members. Our directors are divided into three classes serving staggered three year terms. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three year term at the annual meeting of stockholders in the year in which their term expires. As a result of this classification of directors, it generally takes at least two annual meetings of stockholders for stockholders to effect a change in a majority of the members of our Board.

The names, ages, principal occupations and certain other information about the director nominees with terms expiring at the Annual Meeting and the additional members of our Board as of April 1, 2024 (including the skills and qualifications that led to the conclusion that they should serve as directors) are set forth below.

Name	Position(s)	Age
Nominees:
Margaret FitzPatrick (1)	Class II Director	58
Patricia Martin (2)	Class II Director	63
Melvin Spigelman, M.D. (2)	Class II Director	75
Continuing Directors:
Eric Easom	President, Chief Executive Officer and Class III Director	56
Stephanie Wong (1)(3)	Class III Director	50
Joseph Zakrzewski (1)(3)	Class III Director	61
Kabeer Aziz (3)	Class I Director	34
Gilbert Lynn Marks, M.D. (2)	Class I Director	66
Rob Readnour, Ph.D. (1)	Class I Director	60

(1)
Member of the nominating and corporate governance committee.
(2)
Member of the compensation committee.
(3)
Member of the audit committee.

Nominees for Election to a Three-Year Term Ending at the 2027 Annual Meeting

Margaret (Maggie) FitzPatrick has served as a member of our Board since May 2022. Ms. FitzPatrick is a recognized leader in the areas of corporate governance, board leadership, corporate affairs, marketing and business operations. She has served in leadership positions in the public, private and non-profit sectors and brings a breadth of experience in the healthcare sector. Since July 2020, Ms. FitzPatrick has been the Founder and Chief Executive Officer of FitzPatrick & Co., a business advisory services firm providing strategic advisory services. From 2016 to 2020, Ms. FitzPatrick served as Chief Corporate Affairs Officer for Exelon, a Fortune 200 clean energy provider. From 2013 to 2016, she served as Chief Communications Officer and VP of Public Affairs at Johnson & Johnson. From 2010 to 2013, Ms. FitzPatrick served as Chief Communications Officer and President of the Foundation at Cigna. Prior to that, Ms. FitzPatrick held multiple positions at APCO Worldwide, a global public affairs and strategic communications consultancy, including Executive Vice President. Ms. FitzPatrick is Chair of the board of directors at VistaGen Therapeutics, a Nasdaq listed, late-stage central nervous system-focused biopharmaceutical company. Ms. FitzPatrick holds a B.A. in English and Public Policy from Syracuse University and a M.A. in Public Policy from The George Washington University. She completed the board directorship program at the Harvard Business School and is certified as a corporate director by the National Association of Corporate Directors. We believe that Ms. FitzPatrick is qualified to serve on our Board given her extensive expertise in corporate governance and extensive c-suite experience at healthcare companies.

Patricia (Patty) Martin has served as a member of our Board since April 2021. From July 2019 through March 2023, Ms. Martin served as the President and Chief Executive Officer of BioCrossroads, a not-for-profit organization that supports and promotes the life sciences industry in the state of Indiana, and served as the Managing Partner of BC Initiative, Inc., a company that supports seed fund investing in life sciences. From June 1991 to June 2017, Ms. Martin held multiple positions at Eli Lilly and Company (“Eli Lilly”), a publicly traded pharmaceutical company, including Chief Operations Officer of Lilly Diabetes, Chief Diversity Officer and Chief Alliance Officer. Ms. Martin currently also serves as a member of the board of directors of Leap Therapeutics, Inc., a Nasdaq listed immuno-oncology company, and several private companies, including Indiana University Foundation, Indiana University - Simon Comprehensive Cancer Center, P2K Dynamics, Inc. and

Regenstrief Institute. Ms. Martin received a B.S. in Accounting from the Kelley School of Business at Indiana University and an M.B.A. from Harvard Business School. We believe that Ms. Martin’s 25 years of experience as an executive at biopharmaceutical companies makes her an appropriate member of our Board.

Melvin Spigelman, M.D., has served as a member of our Board since February 2022. Since January 2009, Dr. Spigelman has served as President and Chief Executive Officer for the Global Alliance for TB Drug Development, a non-profit organization which seeks to accelerate the discovery and development of faster-acting and affordable drugs to fight tuberculosis. From June 2003 to June 2008, Dr. Spigelman served as a Director of Research and Development for the Global Alliance for TB Drug Development. Dr. Spigelman was also President of Hudson-Douglas Ltd, a consulting company, from June 2001 to June 2003. From 2000 to 2001, Dr. Spigelman served as a Vice President, Global Clinical Centers at Knoll Pharmaceuticals, a pharmaceutical unit of BASF Corporation, and from 1992 to 2000, Dr. Spigelman was the Vice President of Research and Development at Knoll Pharmaceuticals. Dr. Spigelman served as a director of The Medicines Company, a pharmaceutical company, from 2005 to 2018 and as director of Synergy Pharmaceuticals Inc., a pharmaceutical company, from 2005 to 2019. Dr. Spigelman received a B.A. in Engineering from Brown University and an M.D. from the Mount Sinai School of Medicine. We believe that Dr. Spigelman’s expertise in drug development and management makes him an appropriate member of our Board.

Directors Continuing in Office

Eric Easom has served as our President and Chief Executive Officer and a member of our Board since November 2019. From February 2009 to June 2017, Mr. Easom served as Vice President, Neglected Diseases at Anacor Pharmaceuticals, Inc. (“Anacor”), a publicly traded biopharmaceutical company that was acquired by Pfizer Inc. From July 2007 to January 2009, Mr. Easom served as the Senior Director, Business Development and Marketing at InteKrin Therapeutics, Inc., a biopharmaceutical company. From April 2006 to July 2007, he served as the Director of Marketing at MedImmune, a biotechnology company that was acquired by AstraZeneca. Mr. Easom currently serves as a member of the board of directors of the Chagas Disease Foundation and Resilient Biotics, Inc., a private microbiome-based therapeutics company, and is an advisor for the California Life Sciences Institute. Mr. Easom received a B.S. and M.S. in Electrical Engineering from the University of Louisville and an M.B.A. from Indiana University, Kelley School of Business. We believe that Mr. Easom’s role as President and Chief Executive Officer of our Company and extensive work in high-growth biotechnology and pharmaceutical companies makes him an appropriate member of our Board.

Stephanie Wong has served as a member of our Board since April 2021. Ms. Wong served as the Chief Financial Officer at Calithera Biosciences, Inc. (“Calithera”), a publicly traded biopharmaceutical company, from January 2021 to February 2024. Ms. Wong previously served in various roles at Calithera, as Senior Vice President, Finance from January 2018 to December 2020 and as Vice President, Finance from April 2014 to December 2017. Since December 2016, she has also served as a member of the board of directors of the Northern California Chapter of The Association of Bioscience Financial Officers, an association for financial executives working in the bioscience industry. From 2009 to 2013, Ms. Wong was at SciClone Pharmaceuticals, Inc., a publicly traded pharmaceutical company, most recently as Vice President, Finance and Controller. Prior to that, Ms. Wong served in senior finance roles at AcelRx Pharmaceuticals, Inc. and Kosan Biosciences, Inc., both biopharmaceutical companies, and as an audit manager at PricewaterhouseCoopers LLP, an independent registered public accounting firm. Ms. Wong received a B.S. in Business Administration from the University of California, Berkeley and is a Certified Public Accountant (inactive) in the state of California. We believe that Ms. Wong’s extensive work in high-growth, publicly traded biopharmaceutical companies makes her an appropriate member of our Board.

Joseph Zakrzewski has served as a member of our Board since May 2017 and as Chairman since April 2021. Mr. Zakrzewski currently serves as the Chairman of the board of directors of Cyteir Therapeutics, Inc., a publicly traded biotechnology company. Mr. Zakrzewski previously served as a member of the board of directors at Sangamo Therapeutics, Inc., a publicly traded biotechnology company, and Acceleron Pharma, a publicly traded biotechnology company. From December 2009 to June 2022, Mr. Zakrzewski served as a member of the board of directors of Amarin Corporation, a publicly traded biopharmaceutical company (“Amarin”). From 2014 to 2020, Mr. Zakrzewski served as a member of the board of directors of SiteOne Therapeutics, Inc., a pharmaceutical company. From December 2009 to December 2013, Mr. Zakrzewski also served as the Chairman and Chief Executive Officer of Amarin. Mr. Zakrzewski received a B.S. in Chemical Engineering from Drexel University, an M.S. in Biochemical Engineering from Drexel University, and an M.B.A. in Finance from Indiana University. We believe that Mr. Zakrzewski’s over 25 years of experience as an executive in the biotechnology and pharmaceutical industry makes him an appropriate member of our Board.

Kabeer Aziz has served as a member of our Board since November 2019. In October 2018, Mr. Aziz co-founded Adjuvant Capital, a life sciences investment fund focused on global public health, and currently serves as a Partner responsible for sourcing, executing, and managing investments primarily focused on vaccines and therapeutics for infectious disease. Mr. Aziz currently serves as a member of the board of directors of several private companies, including MinervaX ApS,

Pulmocide Ltd., Frontier Nutrition, Inc. and LimmaTech Biologics AG. Mr. Aziz previously served as a member of the board of directors of Quantoom Biosciences S.A. from September 2020 to December 2023. From October 2015 to September 2018, Mr. Aziz was a Senior Associate at the Global Health Investment Fund, a healthcare focused impact fund. Prior to this, Mr. Aziz was an Investment Associate at Metalmark Capital from July 2013 to September 2015 as well as an Analyst at Greenhill & Co. from June 2011 to June 2013. Mr. Aziz received a B.S. in Finance and Economics from the Stern School of Business at New York University. We believe that Mr. Aziz’s work in the infectious disease space and experience in healthcare finance makes him an appropriate member of our Board.

Gilbert Lynn Marks, M.D., has served as a member of our Board since February 2020. Dr. Marks has over 30 years of experience in the field of infectious diseases and as a senior executive in the pharmaceutical industry. Since May 2023, Dr. Marks has served as an independent contractor of Tunnell Government Services, Inc. (“TGS”), a subsidiary of Tunnell Consulting, Inc. that supports clients in medical product development. Previously, from September 2017 to September 2021, Dr. Marks was employed by TGS and served in various positions, including most recently as Vice President. As a contractor from TGS, Dr. Marks supports the Influenza and Emerging Infectious Diseases Branch of the Biomedical Advanced Research and Development Authority (“BARDA”) within Health and Human Services, focusing on current and emerging infectious disease threats. Previously, from 1993 to 2017, Dr. Marks led the infectious disease therapy area for GlaxoSmithKline and retired as a Senior Vice President in Research and Development (“R&D”), with accountability as Chief Research Practices Officer across the Pharmaceutical, Vaccines, and Consumer Healthcare R&D organizations, as well as being Senior Clinical Advisor for Infectious Diseases. His extensive experience ranges across antibacterials, antivirals, including HIV/AIDS, and neglected tropical diseases. Dr. Marks currently serves as a voting member on the Presidential Advisory Council on Combating Antibiotic-Resistant Bacteria. From 2006 to 2018, he has also served on the Scientific Advisory Board for the TB Alliance, a not-for-profit organization, including as Chair. In addition, from 2016 to 2021, Dr. Marks was a member of the Advisory Committee for the National Center for Advancing Translational Sciences (“NCATS”) at the National Institutes of Health (“NIH”) and chaired the Cures Acceleration Network Review Board for NCATS. Since 2020, he has served on the Scientific Review Board and currently chairs the Clinical Development section of the Medicines for Malaria Venture (“MMV”), a not-for-profit product development partnership in the field of antimalarial drug research and development. Since 2009, he has served on the Scientific Advisory Committee for the Polio Antiviral Initiative. From 2017 through 2021, Dr. Marks served as a member of the board of directors for WOAR, Philadelphia, Pennsylvania’s not-for-profit rape crisis support center. Dr. Marks’ career began with a faculty position at the University of South Alabama College of Medicine in the Infectious Diseases group where he held teaching and patient care responsibilities, as well as a NIH-funded Physician Scientist Award investigating molecular mechanisms of bacterial pathogenicity. He is board Certified in Internal Medicine and Infectious Diseases. Dr. Marks received a B.S. in Chemistry from Auburn University and an M.D. from University of South Alabama College of Medicine. We believe that Dr. Marks’ over 30 years of experience in the field of infectious diseases and as a senior executive in the pharmaceutical industry makes him an appropriate member of our Board.

Rob Readnour, Ph.D., has served as a member of our Board since November 2019. Since July 2018, Dr. Readnour has served as the Managing Director at Mountain Group Partners, a venture capital firm that invests in early-stage companies in the life science, agricultural technology, and technology sectors. From October 1990 to June 2018, Dr. Readnour served in multiple senior management positions at Elanco Animal Health Incorporated, a publicly traded pharmaceutical company that was previously part of Eli Lilly, including Senior Director of Product Development and Senior Advisor and Chief Scientific Officer at Elanco Alternative Innovation. Dr. Readnour currently serves as a member of the board of or has visitation or observer rights to several private companies, including Targan Inc., a bio-systems company focused on animal health, Advanced Animal Diagnostics, Inc., a human and animal health diagnostic company, Skyline Vet Pharma, Inc., a veterinary pharmaceutical company, Exubrion Therapeutics, Inc., a radiotherapeutic veterinary device company, Vytelle, LLC and Verility, Inc., animal fertility companies, Velo-1, an animal health drug development company, and is a board observer to Appello Pharmaceuticals, Inc., a drug development company. Dr. Readnour also currently serves as the Chairman of In the Bowl Animal Health, Inc., an animal health company. Dr. Readnour is also the Chief Executive Officer of Borah, Inc., an animal health discovery company. Dr. Readnour received a Ph.D. in Analytical Chemistry from University of Illinois and a B.S. in Chemistry from Southeast Missouri State University. We believe that Dr. Readnour’s more than 30 years of experience moving products from discovery through commercialization makes him an appropriate member of our Board.

Director Independence

Our common stock is listed on The Nasdaq Stock Market (“Nasdaq”). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of our directors, other than Mr. Easom, have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. Our Board has determined that Mr. Easom, by virtue of his position as our Chief Executive Officer, is not independent under applicable rules and regulations of the SEC and the Nasdaq Listing Rules.

In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them. There are no family relationships among any of our directors or executive officers.

Board Diversity

The following Board Diversity Matrix provides the diversity statistics for our Board.

Board Diversity Matrix (as of April 1, 2024)
Total Number of Directors				9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	5
Two or More Races or Ethnicities
LGBTQ+	1
Did Not Disclose Demographic Background

Board Leadership Structure

Our Board is currently chaired by Mr. Zakrzewski. Mr. Zakrzewski’s term as Board chair will end at the Annual Meeting. Following the recommendation of the Nominating and Corporate Governance Committee, the Board appointed Mr. Easom to serve as Board chair, and the independent members of the Board appointed Ms. FitzPatrick to serve as lead independent director, each effective as of the Annual Meeting. In making the change to our Board leadership structure, the Nominating and Corporate Governance Committee and the Board considered the current composition of the Board and the roles of the individual Board members, as well as Mr. Easom’s perspective as Chief Executive Officer, and determined that it was appropriate to appoint a lead independent director alongside Mr. Easom as Board chair. As lead independent director, Ms. FitzPatrick’s role will include: (i) presiding at all meetings of the Board at which the chairperson is not present, including executive sessions of the independent directors; (ii) acting as liaison between the independent directors and the Chief Executive Officer and chair; (iii) presiding over meetings of the independent directors; (iv) consulting with the chair in planning and setting schedules and agendas for Board meetings; and (v) performing such other functions as the Board may delegate.

We do not believe there should be a fixed rule regarding the separation of the Board chair and Chief Executive Officer positions, or whether the chair should be an employee of ours or should be elected from among the non-employee directors. Our needs and the individuals available to assume these roles may require different outcomes at different times, and we and our Board believe that retaining that flexibility in these decisions is in our best interests. Our Nominating and Corporate Governance Committee periodically reviews this matter and makes recommendations to the Board.

Board Committees and Meetings

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of the audit, compensation, and nominating and corporate governance committees is a standing committee and operates pursuant to a separate written charter adopted by our Board that is available on the Investor Relations section of the Company’s website at investor.an2therapeutics.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference into this proxy statement the information on or accessible through our website.

The Board met six times during fiscal year 2023. During fiscal year 2023, each of our directors attended 75% or more of the aggregate of (a) the total number of meetings of the Board held while a director (during the period in which the director served on the Board) and (b) the total number of meetings held by all committees on which the director served (during the period in which the director served on such committees). Pursuant to our Corporate Governance Guidelines, each director is encouraged to attend each annual meeting of stockholders. Eight of our directors attended the 2023 Annual Meeting of Stockholders.

Audit Committee

The audit committee consists of Ms. Wong, Mr. Aziz and Mr. Zakrzewski for the year ended December 31, 2023. Ms. Wong is the chairperson of the Audit Committee and is the audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the rules of Nasdaq.

Our Board has determined that each of Mr. Aziz, Mr. Zakrzewski and Ms. Wong is independent.

Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The primary purpose of the audit committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial-statement audits, and to oversee our independent registered accounting firm. Specific responsibilities of our audit committee include:

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helping our Board oversee our corporate accounting and financial reporting processes;
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managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
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discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
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developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
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reviewing related person transactions;
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obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

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approving, or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

The audit committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq listing rules. A copy of the audit committee charter is available to stockholders on the investor relations portion of our website at https://investor.an2therapeutics.com/. The audit committee met four times in fiscal year 2023.

Compensation Committee

The compensation committee consists of Ms. Martin, Dr. Marks and Dr. Spigelman, each of whom meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations, for the year ended December 31, 2023. Ms. Martin is the chairperson of the compensation committee. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The compensation committee oversees our compensation policies, plans and benefits programs.

The primary purpose of our compensation committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs, and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our compensation committee include:

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reviewing and approving the compensation of our chief executive officer, other executive officers, and senior management;
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reviewing and recommending to our Board the compensation paid to our directors;
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administering our equity incentive plans and other benefit programs;
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reviewing, adopting, amending, and terminating, incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management;
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reviewing, evaluating, and recommending to our Board succession plans for our executive officers; and
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reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation strategy, including base salary, incentive compensation, and equity-based grants, to assure that it promotes stockholder interests and supports our strategic and tactical objectives, and that it provides for appropriate rewards and incentives for our management and employees.

The compensation committee has the right, in its sole discretion, to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers. The compensation committee engaged Aon Consulting as an outside consultant, to advise on compensation-related matters.

Our compensation committee has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time.

The compensation committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq listing rules. A copy of the compensation committee charter is available to stockholders on the investor relations portion of our website at https://investor.an2therapeutics.com/. The compensation committee met six times in fiscal year 2023.

Process and Procedure for Compensation Decisions

Our compensation committee is primarily responsible for establishing and reviewing our general compensation strategy. Typically, our compensation committee meets on a regular schedule several times per year. In addition, the compensation committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all of our executive officers, including our Chief Executive Officer. Generally, our compensation committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. The compensation committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers other than himself. For all executives and directors as part of its deliberations, our compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, executive and director stock ownership information, company stock performance data, analyses of historical executive or director compensation levels and current company-wide compensation levels and recommendations of our compensation committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant. Various members of management and other employees as well as outside advisors or consultants are often invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The Chief Executive Officer does not participate in, and is not present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives.

The charter of the compensation committee grants our compensation committee full access to all of our books, records, facilities, and personnel. In addition, under its charter, our compensation committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers and other external resources that our compensation committee considers necessary or appropriate in the performance of its duties, only after taking into consideration the six factors prescribed by the SEC and Nasdaq that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. In fiscal years 2023 and 2022, the compensation committee retained Aon Consulting, a compensation consultant, to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation and to assess how our compensation practices compared to the compensation practices of other companies, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair. As part of its engagement, Aon was requested by our Compensation Committee to develop a comparative peer group of companies and to perform analyses of competitive performance and compensation levels for that peer group. Aon then conducted a review and analysis of our executive and director compensation compared with current market practices and the peer group of companies, to be used for setting 2024 and 2023 executive and director compensation levels. Aon’s review, which consisted of an analysis of our compensation practices against prevailing market practices of identified peer group companies and broader industry trends, analyzed total direct compensation (inclusive of salary, cash bonuses and equity awards) of our executive officers and was based on an assessment of market trends through analysis of available public information in addition to proprietary data provided by Aon. Following an active dialogue with Aon and management and resulting modifications, the compensation committee approved the recommendations, with adjustment as deemed appropriate by the compensation committee.

Compensation Committee Interlocks and Insider Participation

Our compensation committee consisted of Ms. Martin, Dr. Marks and Dr. Spigelman for the year ended December 31, 2023. During 2023, no member of the Compensation Committee was an officer or employee of ours, a former officer of ours or had a relationship requiring disclosure by us under Item 404 of Regulation S K. None of our executive officers served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or the Compensation Committee during 2023.

Please refer to the section of this proxy statement entitled “Certain Relationships and Related Transactions” for information concerning certain transactions involving members of the compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Dr. Readnour, Ms. FitzPatrick, Ms. Wong and Mr. Zakrzewski, each of whom meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations, for the year ended December 31, 2023. Dr. Readnour is the chairperson of the nominating and corporate governance committee. The nominating and corporate governance committee oversees and assists our Board in reviewing and recommending nominees for election as directors. Specifically, the responsibilities of the nominating and corporate governance committee include:

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identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board;
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considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;
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instituting plans or programs for the continuing education of our Board and orientation of new directors;
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developing and making recommendations to our Board regarding corporate governance guidelines and matters; and
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overseeing periodic evaluations of the Board’s performance, including committees of the Board and management.

Our nominating and corporate governance committee operates under a written charter that satisfies applicable rules of the SEC and Nasdaq listing rules. A copy of the nominating and corporate governance committee charter is available to stockholders on the investor relations portion of our website at https://investor.an2therapeutics.com/. The nominating and corporate governance committee met two times in fiscal year 2023.

Identifying and Evaluating Director Nominees

Our Board has delegated to the nominating and corporate governance committee the responsibility of identifying individuals qualified to become Board members and recommending to the Board nominees to fill vacancies and newly created directorships and the nominees to stand for election as directors. If the nominating and corporate governance committee determines that an additional or replacement director is required, it may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management. In its evaluation of director candidates, including the members of the Board eligible for reelection, the nominating and corporate governance committee will consider the current size and composition of the Board and the needs of the Board and its committees. Some of the factors that our nominating and corporate governance committee considers include, without limitation, character, integrity, judgment, diversity, including diversity in terms of gender, race, ethnicity and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and similar factors.

Nominees must also have the highest personal and professional ethics and integrity, proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, skills that are complementary to those of the existing Board, the ability to assist and support management and make significant contributions to the Company’s success, and an understanding of the fiduciary responsibilities that are required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

A stockholder that wants to recommend a candidate for election to the Board should direct the recommendation in writing by letter to the Company, attention of the Corporate Secretary, at 1800 El Camino Real, Suite D, Menlo Park, California 94027. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership. In addition, a stockholder must meet the deadlines and other requirements set forth in the Company’s bylaws. The nominating and corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the committee from other sources.

Role of the Board in Risk Oversight

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through discussions from committee members about such risks. Our Board believes its administration of its risk oversight function has not negatively affected the Board’s leadership structure. The Board’s allocation of risk oversight responsibility may change from time to time based on the evolving needs of the Company.

Compensation Risk Assessment

The compensation committee periodically reviews the Company’s general compensation strategy and reviews the risks arising from the Company’s compensation policies and practices for all employees that are reasonably likely to have a material adverse effect on the Company.

Communications with Directors

Stockholders and other interested parties may communicate with the Board by writing in care of the Corporate Secretary, AN2 Therapeutics, Inc., 1800 El Camino Real, Suite D, Menlo Park, California 94027. Communications intended for a specific director or directors, including the chairperson or the independent directors as a group, should be addressed to the attention of the relevant individual(s) in care of the Corporate Secretary at the same address. Our Corporate Secretary will review all correspondence intended for the Board and will regularly forward to the Board a summary of such correspondence and copies of correspondence that, in the opinion of the Corporate Secretary, is of significant importance to the functions of the Board or otherwise requires the Board’s attention.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at https://investor.an2therapeutics.com/ in the Governance section of our Investors webpage. We intend to satisfy the disclosure requirements under Item 5.05 of the SEC Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the website address and location specified above.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of April 1, 2024:

Name	Position(s)	Age
Eric Easom	President and Chief Executive Officer	56
Lucy Day	Chief Financial Officer	65
Sanjay Chanda, Ph.D.	Chief Development Officer	59
Paul Eckburg, M.D.	Chief Medical Officer	54
Joshua Eizen	Chief Legal Officer and Corporate Secretary	46
Kevin Krause	Chief Strategy Officer	49

Information regarding Mr. Easom, who also serves as a director, is set forth above under “Directors and Corporate Governance.”

Lucy Day has served as our Chief Financial Officer since November 2019. From March 2002 to August 2016, Ms. Day served in various financial and administrative roles, including as the initial Chief Financial Officer, Vice President of Finance, and Vice President, Human Resources and Finance at Anacor. Ms. Day has previous experience at Centaur Pharmaceuticals, Inc., a biopharmaceutical company, including as Chief Financial Officer, Bank of America, Sohio Petroleum Company, and Ernst and Young LLP. Ms. Day received a B.A. in Political Economies from the University of California, Berkeley and is a CPA (inactive) in California.

Sanjay Chanda, Ph.D., has served as our Chief Development Officer since November 2019. Since October 2017, Dr. Chanda has provided expert advice related to drug development through Sanjay Chanda Consulting Services. Since February 2017, Dr. Chanda has been serving as the Chief Development Officer at Cortene lnc., a biopharmaceutical company. Since January 2014, Dr. Chanda has also served as the Co-Founder and Development Consultant at Auration Biotech, Inc., a pharmaceutical company. From October 2016 to August 2017, he served as the Chief Development Officer of Tioma Therapeutics, Inc., an immune-oncology company. From January 2008 to October 2016, Dr. Chandra served as the Senior Vice President of Drug Development of Anacor. Dr. Chanda received a Ph.D. in Pharmacology and Toxicology from Northeast Louisiana University and an M. Pharmacy and B. Pharmacy from Birla Institute of Technology, Mesra, India.

Paul Eckburg, M.D., has served as our Chief Medical Officer since November 2019, initially as a 50% consultant and as a full-time employee as of April 30, 2021. Since 2000, he has been the owner of Eckburg Medical Consulting, a consulting company involved in anti-infective biopharmaceutical development. From August 2019 to May 2021, Dr. Eckburg served as an interim Chief Medical Officer and subsequent expert scientific advisor at SNIPR Biome ApS, a CRISPR microbiome company. From June 2016 to November 2022, he served as an interim Chief Medical Officer and subsequent scientific advisory board member at Bugworks Research Inc., a biopharmaceutical company. From July 2016 to April 2022, he served as a consultant at Spero Therapeutics, Inc., a biopharmaceutical company. From February 2015 to September 2021, Dr. Eckburg served as a consultant and Safety Monitoring Board member at Paratek Pharmaceuticals, Inc., a biopharmaceutical company. From February 2015 to September 2021, he served as a scientific advisory board member for Cūrza Global, Inc., a biopharmaceutical company. From February 2018 to May 2019, he served as acting Chief Medical Officer at UTILITY Therapeutics Ltd., a biotechnology company. From April 2017 to May 2019, Dr. Eckburg served as the acting Vice President of Clinical Development at Recida Therapeutics, Inc., a biopharmaceutical company. From April 2016 to May 2019, he served as the acting Chief Medical Officer at Geom Therapeutics, Inc., a biopharmaceutical company. From March 2016 to July 2018, Dr. Eckburg served as the acting Chief Medical Officer at Zavante Therapeutics, Inc., a biopharmaceutical company, and continued as a consultant at Nabriva Therapeutics plc, a biopharmaceutical company, from June 2018 to June 2019. From September 2015 to January 2018, he served as the acting Chief Medical Officer at Nexgen Biosciences Inc., a biopharmaceutical company. From September 2013 to April 2017, Dr. Eckburg served as a consultant at MicuRx Pharmaceuticals, Inc., a biopharmaceutical company. Previously, he served as an ID Consultant at Genentech, Inc., a biotechnology company. Dr. Eckburg received an M.D. from Rush University and a B.S. in Cell and Structural Biology from the University of Illinois at Urbana-Champaign. He completed both an Internal Medicine residency and an Infectious Diseases fellowship at Stanford University School of Medicine, where he continues to teach as an Adjunct Clinical Assistant Professor.

Joshua Eizen, J.D., has served as our Chief Legal Officer and Corporate Secretary since September 2022. From May 2021 to September 2022, Mr. Eizen served as Vice President, Associate General Counsel at Jazz Pharmaceuticals. From July 2018 to May 2021, Mr. Eizen served as Vice President, U.S. General Counsel for GW Pharmaceuticals plc. From May 2015 to June 2018, Mr. Eizen served as Senior Counsel, Chief Compliance Officer at Actelion Pharmaceuticals (now Janssen Pulmonary Hypertension). From August 2008 to October 2014, Mr. Eizen served as Associate Chief Counsel at the U.S. Food and Drug Administration. Previously, Mr. Eizen was an Associate with the law firm of McKee Nelson (now

Morgan Lewis). Mr. Eizen received a J.D. from Georgetown University Law Center and a B.A. and M.A. in Political Science and Government from Case Western Reserve University.

Kevin Krause has served as our Chief Strategy Officer since August 2021. He was previously our Vice President of Clinical Sciences and Development Operations since November 2019. From January 2015 to June 2019, Mr. Krause served multiple roles at Achaogen, Inc., a biotechnology company, including the positions of Director of Microbiology, Senior Director, Head of Microbiology, and Senior Director of Corporate Development. From August 2010 to December 2014, Mr. Krause was a member of the Clinical Microbiology team at Cerexa, Inc., a biopharmaceutical company, and played a key role on the Scientific Assessment teams for all antibacterial and antiviral in-licensing opportunities. Prior to that, Mr. Krause worked at Theravance, Inc. from March 1999 to July 2010 in various research and clinical microbiology roles. Mr. Krause received an M.B.A. from the University of California, Berkeley Haas School of Business and a B.S. in Molecular Biology from San Francisco State University.

EXECUTIVE COMPENSATION

Summary Compensation Table

Our named executive officers for fiscal year ended December 31, 2023, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

•
Eric Easom, our President and Chief Executive Officer;
•
Lucy Day, our Chief Financial Officer; and
•
Paul Eckburg, M.D., our Chief Medical Officer.

The following table sets forth information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers in the year indicated.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Total ($)
Eric Easom	2023	575,000	2,422,848	345,000	3,342,848
President and Chief Executive Officer	2022	481,185	2,767,815	216,533	3,465,533
Lucy Day	2023	430,000	888,058	206,400	1,524,458
Chief Financial Officer	2022	379,934	811,893	136,776	1,328,603
Paul Eckburg, M.D.	2023	465,000	765,586	223,200	1,453,786
Chief Medical Officer	2022	427,399	811,893	153,864	1,393,156

(1)
The amounts reported represent the aggregate grant date fair value of option awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 — Compensation — Stock Compensation (“ASC 718”), excluding the effect of any estimated forfeitures. Information about the assumptions used in the calculation of these amounts are included in “Note 2. Summary of Significant Accounting Policies — Stock-Based Compensation” and “Note 10. Equity Incentive Plan and Stock-Based Compensation” to the Company’s financial statements for the year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K for such year.
(2)
Non-equity incentive plan compensation consists of bonus awards under the Incentive Compensation Plan (as defined below) earned for 2023 and 2022 performance, which compensation was paid in February 2024 and March 2023, respectively. Please see the description of the annual performance-based cash bonus awards paid to the named executive officers in the “Non-Equity Incentive Plan Compensation” section below.

Narrative to Summary Compensation Table

Our compensation committee reviews compensation annually for all executive employees, including our named executive officers. In making compensation determinations, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to our Company. For setting our 2023 executive compensation levels, our compensation committee also engaged Aon as our compensation consultant to develop a comparative peer group of companies and to perform analyses of our executive compensation practices compared with current market practices and the peer group of companies.

Our compensation committee has historically determined our executive officers’ compensation and has typically reviewed and discussed management’s proposed compensation with our Chief Executive Officer for all executives other than our Chief Executive Officer. Based on those discussions and its discretion, our compensation committee then approved the compensation of each executive officer.

Annual Base Salaries

Base salaries for our executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed periodically, typically in connection with our annual review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, especially in connection with our March 2022 initial public offering, we reviewed the analysis conducted by Aon comparing our compensation practices to current market practices and those of our peer group of companies. The 2023 and 2022 base salaries for our named executive officers are reflected in the table above, as adjusted throughout the year.

Non-Equity Incentive Plan Compensation

Each of our named executive officers was eligible to receive an annual incentive bonus based on the attainment of corporate objectives for the fiscal year ended December 31, 2023, payouts under which were approved by our Board in February 2024. Each named executive officer’s target bonus is expressed as a percentage of their respective base salaries. For fiscal year end 2023, the target bonus for each of Mr. Easom, Ms. Day and Dr. Eckburg was 50%, 40% and 40% of his or her base salary, respectively. Our compensation committee has the authority, in its sole discretion and at any time, to increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to the bonus pool for a particular performance period. In February 2024, the Board assessed Company performance against our 2023 corporate goals and, based on such performance, awarded a cash annual incentive bonus to each of Mr. Easom, Ms. Day and Dr. Eckburg equal to 120% of his or her target bonus amount for 2023.

The actual amount of the cash bonuses awarded to each named executive officer for 2023 performance are set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees and consultants, including our executive officers. Our Board or an authorized committee thereof is responsible for approving equity grants. Historically, we have generally used stock options as long-term incentive compensation for our executive officers. Stock options allow our executive officers to profit from this form of equity compensation only if our stock price increases relative to the stock option’s exercise price, which exercise price is set at the fair market value of our common stock on the date of grant.

We may grant equity awards at such times as our Board or compensation committee determines appropriate. Our executive officers generally are awarded an initial grant in the form of a stock option in connection with their commencement of employment with us. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

Prior to our March 2022 initial public offering, we granted stock options pursuant to our Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”). All equity incentive awards granted since our initial public offering have been granted pursuant to our 2022 Equity Incentive Plan (the “2022 Plan”).

All stock options are granted with an exercise price per share that is no less than the fair market value of our common stock on the date of grant of such award. Our stock option awards granted to our named executive officers generally vest over a four-year period and may be subject to acceleration of vesting and exercisability under certain termination and change in control events, as described in more detail under the subsections below titled “Named Executive Officer Employment Arrangements” and “Potential Payments and Benefits upon Termination or Change in Control.”

In February 2023, our Board granted to Mr. Easom an option to purchase 267,650 shares of our common stock at an exercise price of $11.99 per share. In February 2023, our Board granted each of Ms. Day and Dr. Eckburg an option to purchase 82,300 and 70,950 shares of our common stock, respectively, at an exercise price of $14.29 per share. The shares shall vest in 48 monthly increments commencing on the one-month anniversary of the vesting commencement date of January 1, 2023, subject to continued service to the Company through each such vesting date.

The option grants are set forth in the “Outstanding Equity Awards as of December 31, 2023” table below.

Named Executive Officer Employment Arrangements

Eric Easom

We entered into an employment offer letter with Mr. Easom on November 19, 2019, which sets forth Mr. Easom’s initial base salary, annual bonus opportunity, and eligibility to participate in the Company’s benefit plans. The employment offer letter has no specific term and provides that Mr. Easom is an at-will employee.

Lucy Day

We entered into an employment offer letter with Ms. Day on November 19, 2019, which sets forth Ms. Day’s initial base salary, annual bonus opportunity, initial stock option grant, and eligibility to participate in the Company’s benefit plans. The employment offer letter has no specific term and provides that Ms. Day is an at-will employee.

Paul Eckburg, M.D.

We entered into an employment offer letter with Dr. Eckburg on April 30, 2021, which sets forth Dr. Eckburg’s initial base salary, one-time sign-on bonus, annual bonus opportunity, initial stock option grant, and eligibility to participate in the Company’s benefit plans. The employment offer letter has no specific term and provides that Dr. Eckburg is an at-will employee.

Each named executive officer is eligible for severance and change of control-related benefits as described below.

Potential Payments and Benefits upon Termination or Change in Control

Severance and Change in Control Plan

Our Board has adopted a Severance and Change in Control Plan (the “Severance Plan"), in which our named executive officers, and certain other eligible employees, participate. The benefits provided in the Severance Plan replace any severance for which our named executive officers may be eligible under their existing offer letters or other employment agreements or arrangements, except to the extent such offer letters or other agreements or arrangements provide for greater benefits; provided, that, the defined terms in the Severance Plan supersede the corresponding defined terms or other similar terms in such offer letter or other agreements or arrangements.

The Severance Plan provides that upon a termination by us for any reason other than for “cause,” death or “disability” or resignation for “good reason” (each, as defined in the Severance Plan), outside of the change in control period (i.e., the period starting three months before and ending 12 months after a “change in control,” as defined in the Severance Plan), an eligible participant will be entitled to receive, subject to the execution and delivery of an effective release of claims in favor of our company and continued compliance with all applicable restrictive covenants, (i) a lump sum amount equal to 100% of the annual base salary in effect immediately prior to the date of termination for our Chief Executive Officer and 75% of the annual base salary in effect immediately prior to the date of termination for our other named executive officers, (ii) an additional cash lump sum equal to any earned but unpaid annual bonus for any performance years that were completed as of the date of termination, and (iii) if the named executive officer timely elects, continued group health plan continuation coverage under the Consolidated Omnibus Budget Reconciliation Act, or COBRA, the COBRA premiums on behalf of such officer and any eligible dependents for 12 months following termination for our Chief Executive Officer and nine months following termination for our other named executive officers.

The Severance Plan also provides that, upon a termination by us other than for “cause”, death or “disability” or resignation for “good reason” within the change in control period, an eligible participant will be entitled to receive, subject to the execution and delivery of an effective release of claims in favor of our company and continued compliance with all applicable restrictive covenants, (i) a lump sum amount equal to 150% of the annual base salary and 150% of the target annual bonus in effect immediately prior to the date of termination for our Chief Executive Officer and 100% of the annual base salary and 100%

of the target annual bonus in effect immediately prior to the date of termination for our other named executive officers, (ii) an additional cash lump sum equal to any earned but unpaid annual bonus for any performance years that were completed as of the date of termination, (iii) if the named executive officer timely elects continued group health plan continuation coverage under COBRA, the COBRA premiums on behalf of such officer and any eligible dependents for 18 months following termination for our Chief Executive Officer and 12 months following termination for our other named executive officers, and (iv) unless otherwise explicitly provided in writing after the “effective date” (as defined in the Severance Plan), all outstanding and unvested equity awards of our company that are subject to vesting held by the participant, full accelerated vesting of such awards; provided, that the performance conditions applicable to any outstanding and unvested equity awards subject to performance-based vesting will be deemed satisfied at the target level specified in the terms of the applicable award agreement.

The cash severance amounts are payable within 30 days of the applicable release of claims becoming effective and irrevocable; provided that if the release revocation period crosses two calendar years, the cash severance benefits will be paid in accordance with Section 409A of the Code.

The payments and benefits provided under the Severance Plan in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject an eligible participant, including the named executive officers, to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the participant.

2022 Plan

Under the 2022 Plan, in the event of a “corporate transaction” (as defined in the 2022 Plan), if the surviving corporation or acquiring corporation (or its parent company) does not assume, continue, or substitute the outstanding equity awards, such outstanding equity awards will vest in full on a date the Board determines prior to the effective date of such “corporate transaction,” so long as the equity award at issue is held by a 2022 Plan participant whose “continuous service” (as defined in the 2022 Plan) has not terminated prior to the effective time of the “corporate transaction. Unless otherwise provided for in the applicable award agreement, awards subject to performance based vesting will accelerate at 100% of the target level upon the occurrence of the “corporate transaction.”

Outstanding Equity Awards as of December 31, 2023

The following table shows outstanding equity awards held by our named executive officers as of December 31, 2023.

Option Awards(1)
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Eric Easom	04/30/2021(2)	04/30/2021	166,666	83,333	6.60	04/29/2031
	05/12/2022(2)	03/25/2022	98,437	126,563	17.28	05/11/2032
	02/23/2023(2)	01/01/2023	61,336	206,314	11.99	02/22/2033
Lucy Day	01/23/2020(3)	05/21/2019	36,578	—	0.42	01/22/2030
	10/05/2020(2)	10/05/2020	8,837	—	0.42	09/23/2030
	12/09/2020(2)	12/01/2020	22,588	—	0.42	12/08/2030
	04/30/2021(2)	04/30/2021	49,110	24,555	6.60	04/29/2031
	05/12/2022(2)	03/25/2022	28,875	37,125	17.28	05/11/2032
	02/15/2023(2)	01/01/2023	18,860	63,440	14.29	02/14/2033
Paul Eckburg, M.D.	10/05/2020(4)	10/05/2020	4,418	—	0.42	09/23/2030
	04/30/2021(3)	04/30/2021	79,332	39,667	6.60	04/29/2031
	05/12/2022(2)	03/25/2022	28,875	37,125	17.28	05/11/2032
	02/15/2023(2)	01/01/2023	16,259	54,691	14.29	02/14/2033

(1)
All of the option awards granted prior to March 24, 2022 were made under the 2017 Plan and all grants made subsequent to March 24, 2022 were made under our 2022 Plan.

(2)
These options vest in respect of 1/48th of the underlying shares on each monthly anniversary of the vesting commencement date subject to the executive’s continuous employment. The option is subject to the vesting acceleration provision described above “—Potential Payments and Benefits upon Termination or Change in Control.”
(3)
These options vest in respect of 25% of the underlying shares on the first anniversary of the vesting commencement date, with the remaining 75% of the underlying shares vesting on a monthly basis thereafter subject to the executive’s continuous employment. The option is subject to the vesting acceleration provision described above “—Potential Payments and Benefits upon Termination or Change in Control.”
(4)
The option vests in respect of 1/12th of the underlying shares on each monthly anniversary of the vesting commencement date, subject to Dr. Eckburg’s continued service with us through each vesting date. As of December 31, 2023, all shares were vested.

Other Compensation and Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision plans, in each case on the same basis as all of our other employees. We pay the premiums for the medical, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers.

401(k) Plan

We maintain a 401(k) retirement savings plan for the benefit of our employees. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. Effective January 1, 2024, we began making discretionary matching contributions to participants under our 401(k) plan. We match 100% of eligible contributions up to the first 3% of eligible compensation, with the total matching contribution for any participant to not exceed $7,500. Match contributions vest immediately.

Emerging Growth Company Status

We became a public company in March 2022 and we are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) December 31, 2027, (ii) the last day of the first fiscal year in which our annual gross revenue is $1.235 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1.235 billion in non-convertible debt securities, or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders
2017 Amended and Restated Equity Incentive Plan(1)	1,574,560	6.04	—
2022 Equity Incentive Plan(2)	2,355,746	14.08	1,254,721
2022 Employee Stock Purchase Plan(3)	—	N/A	337,017
Equity compensation plans not approved by security holders	—	—	—
Total	3,930,306	N/A	1,591,738

(1)
Consists of shares of common stock underlying stock options outstanding under the 2017 Plan and the related weighted average exercise price of such stock options. As a result of the adoption of the 2022 Plan, we no longer grant awards under the 2017 Plan; however, all outstanding options issued pursuant to the 2017 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised or are repurchased, the shares of common stock subject to such awards will become available for issuance under the 2022 Plan.
(2)
Consists of shares of common stock underlying stock options outstanding, the related weighted average exercise price of such stock options and the shares remaining available for future issuance under the 2022 Plan. The 2022 Plan provides that the number of shares available for issuance under the 2022 Plan will automatically increase on the first day of each fiscal year beginning with the 2023 fiscal year (for a period of up to ten years), in an amount equal to four percent (4%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year; provided that the Board (or any of its committees as will be administering the 2022 Plan) may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of our common stock. Pursuant to these terms, an additional 1,189,657 shares were added to the number of available shares under the 2022 Plan effective January 1, 2024.
(3)
The 2022 ESPP provides that the number of shares available for issuance under the 2022 ESPP will automatically increase on the first day of each fiscal year beginning in 2023 (for a period of up to ten years) in an amount equal to the lesser of (i) one percent (1%) of the total number of outstanding shares of common stock on the last day of the immediately preceding fiscal year, and (ii) 561,000 shares of common stock. Notwithstanding the foregoing, the Board (or any of its committees as will be administering the 2022 ESPP) may act prior to January 1st of a given year to provide that there will be no January 1st increase for such calendar year or the increase for such calendar year will be a lesser number of shares of our common stock. Pursuant to these terms, an additional 297,414 shares were added to the number of available shares under the 2022 ESPP effective January 1, 2024. The appropriate number of shares that may be issued under the 2022 ESPP in the purchase period that includes December 31, 2023 based on the number of participants and the contribution rates through February 29, 2024 is 52,713 shares.

Indemnification

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. See “Certain Relationships and Related Person Transactions – Transactions and Relationships with Directors, Officers and 5% Stockholders – Indemnification of Officers and Directors.”

Hedging and Pledging Policies

Pursuant to our Insider Trading Policy, all employees (including executive officers) and directors are prohibited from trading in puts or calls or other derivative or hedging transactions in our securities. All employees (including executive officers) and directors are also prohibited from including our securities in a margin account or pledging our securities as collateral for a loan. Further, it is against Company policy for any employee (including any executive officers) or director to engage in short sales of our common stock. Any violation of the policies may result in disciplinary action, including dismissal for cause.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

The following table sets forth information concerning compensation earned by the non-employee members of our Board in fiscal year 2023. Mr. Easom, our President and Chief Executive Officer, is also a director but does not receive any additional compensation for his services as a director. Information concerning the compensation earned by Mr. Easom is set forth in the section titled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Kabeer Aziz	42,500	103,138	145,638
Margaret FitzPatrick	39,000	103,138	142,138
Gilbert Lynn Marks, M.D.	42,500	103,138	145,638
Patricia Martin	50,000	103,138	153,138
Rob Readnour, Ph.D.	43,000	103,138	146,138
Melvin Spigelman, M.D.	42,500	103,138	145,638
Stephanie Wong	54,000	103,138	157,138
Joseph Zakrzewski	76,500	103,138	179,638

(1)
The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with ASC 718, excluding the effect of any estimated forfeitures. Information about the assumptions used in the calculation of these amounts are included in “Note 2. Summary of Significant Accounting Policies—Stock-Based Compensation” and “Note 10. Equity Incentive Plan and Stock-Based Compensation” to the Company’s financial statements for the year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K for such year.
(2)
The following table lists all outstanding option awards held by our non-employee directors as of December 31, 2023:

Name	Option Awards
Kabeer Aziz	44,466
Margaret FitzPatrick	45,567
Gilbert Lynn Marks, M.D.	44,769
Patricia Martin	59,103
Rob Readnour, Ph.D.	44,466
Melvin Spigelman, M.D.	51,045
Stephanie Wong	59,103
Joseph Zakrzewski	134,103

We also reimburse our non-employee directors for their reasonable out-of-pocket travel expenses in connection with their attendance at in-person Board and committee meetings.

Non-Employee Director Compensation Policy

Our Board adopted a non-employee director compensation policy (the “Director Compensation Policy”), effective as of March 24, 2022, and revised on February 26, 2024 to include lead independent director compensation, as described below. Under the Director Compensation policy, each non-employee director is eligible to receive compensation for his or her service consisting of the following annual cash retainers and equity awards. Our Board has the discretion to revise the Director Compensation Policy as it deems necessary or appropriate.

Cash Compensation

All non-employee directors are entitled to receive the following cash compensation for their services, payable in equal quarterly installments:

•
$35,000 per year for services as a Board member;
•
$30,000 per year additionally for service as chairman of the Board;
•
$25,000 per year additionally for service as lead independent director of the Board;
•
$15,000 per year additionally for service as chairman of the audit committee or $7,500 per year additionally for service as an audit committee member;

•
$15,000 per year additionally for service as chairman of the compensation committee or $7,500 per year additionally for service as a compensation committee member; and
•
$8,000 per year additionally for service as chairman of the nominating and corporate governance committee or $4,000 per year additionally for service as a nominating and corporate governance committee member.

For clarity, each non-employee director who serves as the chair of a committee will receive only the annual fee for services as the chair of the committee and not the additional annual fee for services as a member of the committee, provided that the non-employee director who serves as the chairman of the Board will receive the annual fee for services as the chairman of the Board and the annual fee for services as a Board member.

Equity Compensation

All non-employee directors are entitled to receive all types of awards (except incentive stock options) under the 2022 Plan including discretionary awards not covered under the Director Compensation Policy. Automatic grants of stock options are made to our non-employee directors as follows:

•
Initial Award. Each newly-elected or appointed non-employee director will be granted a one-time grant (the “Director Initial Grant”) of a non-statutory stock option with a grant-date value of $209,093 on the date of such director’s election or appointment to the Board. The Director Initial Grant will vest in substantially equal monthly installments over three years, subject to “continuous service” (as defined in the 2022 Plan) through each vesting date.
•
Annual Award. On the date of each annual stockholder meeting of the Company, each non-employee director who (i) has completed at least three months of continuous service as a non-employee director as of the date of such annual stockholder meeting and (ii) continues to serve as a non-employee member of the Board following such stockholder meeting will be granted an annual award (the “Director Annual Grant”) of a non-statutory stock option with a grant-date value of $104,546; provided however, that any non-employee director who received a Director Initial Grant at least three months, but less than six months, prior to the annual stockholder meeting date will be granted an award of a non-statutory stock option with a grant-date value of $52,273. The Director Annual Grant will vest in full on the earlier of the one-year anniversary of the grant date or on the date of our next annual stockholder meeting, subject to continuous service through each vesting date.

The Director Initial Grant and Director Annual Grant are subject to full acceleration vesting upon a “change in control” (as defined in the 2022 Plan) prior to termination of such non-employee director’s “continuous service.”

Pursuant to the Director Compensation Policy, no non-employee director may be issued, in any fiscal year, cash compensation and equity awards with an aggregate value greater than $750,000. Any cash compensation paid or equity awards granted to an individual for his or her services as an employee, for his or her services as a consultant (other than as a non-employee director), will not count for purposes of this limitation.

Limitation of Liability and Indemnification

Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. As permitted by Delaware law, our certificate of incorporation provides that the liability of directors for monetary damages shall be eliminated to the fullest extent under applicable law. If stockholders vote to approve Proposal No. 3, our certificate of incorporation will be amended to provide that the liability of officers for monetary damages shall be eliminated to the fullest extent under applicable law. Delaware law prohibits our certificate of incorporation from limiting the liability of our directors and officers for the following:

•
Any breach of the director’s or officer's duty of loyalty to us or to our stockholders;
•
acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•
unlawful payment of dividends or unlawful stock repurchases or redemptions; and
•
any transaction from which the director or officer derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our certificate of incorporation authorize us to indemnify our directors, officers, employees and other agents to the fullest extent permitted by Delaware law. Our bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law and may indemnify our other employees and agents. Our bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by the Board. With certain exceptions, these agreements provide for indemnification for related expenses including attorneys’ fees, judgments, fines, and settlement amounts incurred by any of these individuals in any action or proceeding.

We believe that these certificate of incorporation and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers, or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 15, 2024 for:

•
each beneficial owner of 5% or more of the outstanding shares of our common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all directors and executive officers as a group.

The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership.

Applicable percentage ownership is based on 29,770,375 shares of common stock outstanding at March 15, 2024. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable within 60 days of March 15, 2024. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding
Five Percent Stockholders:
Entities affiliated with RA Capital Healthcare Fund(1)	5,551,295	18.65%
TGC Crossover Fund I, L.P.(2)	2,678,209	9.00%
Entities affiliated with Adjuvant Global Health Technology Fund(3)	2,373,500	7.97%
Entities affiliated with Biotechnology Value Fund(4)	1,563,963	5.25%
Entities affiliated with Citadel Advisors(5)	1,556,842	5.23%
Directors and Named Executive Officers:
Eric Easom(6)	1,622,414	5.38%
Lucy Day(7)	192,769	*
Paul Eckburg, M.D.(8)	178,108	*
Kabeer Aziz(9)	2,387,891	8.02%
Margaret FitzPatrick(10)	18,004	*
Gilbert Lynn Marks, M.D.(11)	43,857	*
Patricia Martin(12)	35,361	*
Rob Readnour, Ph.D.(13)	914,252	3.07%
Melvin Spigelman, M.D.(14)	23,067	*
Stephanie Wong(15)	35,361	*
Joseph Zakrzewski(16)	614,440	2.06%
All executive officers and directors (14 persons)(17)	6,488,969	20.79%

* Represents beneficial ownership of less than 1%.

(1)
Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2024 by RA Capital Management, L.P. (“RA Capital”) and RA Capital Healthcare Fund, L.P. (the “Fund”). Consists of (i) 5,135,683 shares of common stock held by the Fund and (ii) 415,612 shares of common stock held by RA Capital Nexus Fund, L.P. (the “Nexus Fund”). RA Capital Healthcare Fund GP, LLC is the general partner of the Fund and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and the Nexus Fund and may be deemed a beneficial owner of any securities of the Company held by the Fund and the Nexus Fund. As managers of RA Capital, Peter Kolchinsky and Rajeev Shah have the power to vote or dispose of the shares held by the Fund and Nexus Fund. The Schedule 13G/A filed by RA Capital, Peter Kolchinsky, Rajeev Shah, and the Fund provides information as of December 31, 2023 and, consequently, the beneficial ownership of the reporting entities may have changed between December 31, 2023 and March 15, 2024. The address of the persons and entities listed above is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

(2)
Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 9, 2024 by TCG Crossover GP I, LLC (“TCG Crossover GP I”) and TCG Crossover Fund I, L.P. (the “Fund”). Consists of 2,678,209 shares of common stock held by the Fund. TCG Crossover GP I is the general partner of the Fund. Chen Yu is the sole managing member of TCG Crossover GP I. TCG Crossover GP I and Chen Yu may be deemed to have voting, investment and dispositive power with respect to these securities. The Schedule 13G filed by TCG Crossover GP I, Chen Yu and the Fund provides information as of December 31, 2023 and, consequently, the beneficial ownership of the reporting entities may have changed between December 31, 2023 and March 15, 2024. The address of the persons and entities listed above is 705 High Street, Palo Alto, California 94301.
(3)
Consists of (i) 1,995,958 shares of common stock held by Adjuvant Global Health Technology Fund L.P. and (ii) 377,542 shares of common stock held by Adjuvant Global Health Technology Fund DE, L.P. Adjuvant Capital GP, L.P. has shared voting and shared dispositive power over the shares held by Adjuvant Global Health Technology Fund DE L.P. Adjuvant Capital GP, L.P. is the sole general partner of Adjuvant Global Health Technology Fund L.P. and Adjuvant Global Health Technology Fund DE, L.P. and may be deemed to beneficially own the shares of common stock beneficially owned by Adjuvant Global Health Technology Fund L.P. and Adjuvant Global Health Technology Fund DE, L.P. Adjuvant Capital Management, L.L.C. is the sole general partner of Adjuvant Capital GP, L.P. and may be deemed to beneficially own the shares of Common Stock beneficially owned by Adjuvant Global Health Technology Fund L.P. and Adjuvant Global Health Technology Fund DE, L.P. Adjuvant Capital GP, L.P. has shared voting and shared dispositive power over the shares held by Adjuvant Global Health Technology Fund L.P. and Adjuvant Global Health Technology Fund DE L.P. Kabeer Aziz is a limited partner of Adjuvant Capital GP, L.P. and shares voting and dispositive power over the shares held by Adjuvant Global Health Technology Fund, L.P. and Adjuvant Global Health Technology Fund DE, L.P. Mr. Aziz, however, disclaims beneficial ownership of such shares of common stock, except to the extent of any pecuniary interest therein. The address of the persons and entities listed above is 500 Fifth Avenue, Suite 5120, New York, New York 10110.
(4)
Based solely on information set forth in a Schedule 13G filed with the SEC on February 14, 2023 by Biotechnology Value Fund, L.P. (“BVF”), BVF I GP LLC (“BVF GP”), Biotechnology Value Fund II, L.P. (“BVF2”), BVF II GP LLC (“BVF2 GP”), BVF Partners OS Ltd. (“Partners OS”), Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), BVF GP Holdings LLC (“BVF GPH”), BVF Partners L.P. (“Partners”), BVF Inc., and Mark N. Lampert (collectively, the “BVF entities”). Consists of (i) 846,993 shares of common stock held by BVF, (ii) 616,777 shares of common stock held by BVF2, (iii) 89,084 shares of common stock held by Trading Fund OS, and (iv) 11,109 shares of common stock held by in a certain account managed by BVF Partners OS Ltd. (“Partners OS”). BVF I GP LLC (“BVF GP”) is the general partner of BVF. BVF II GP LLC (“BVF2 GP”) is the general partner of BVF2. Partners OS is the general partner of Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”) is the sole member of each of BVF GP and BVF2 GP and may be deemed to beneficially own all shares beneficially owned in the aggregate by BVF and BVF2. BVF Partners L.P. (“Partners”), as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 1,563,963 Shares beneficially owned in the aggregate by BVF, BVF2 and Trading Fund OS and held in a certain Partners managed account (the “Partners Managed Account. BVF Partners L.P. (“Partners”), as the investment manager of BVF, BF2, and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own all shares beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and Partners OS. BVF Inc., as the general partner of Partners, may be deemed to beneficially own all shares of common stock beneficially owned by the Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own all shares of common stock beneficially owned by BVF Inc. The Schedule 13G filed by the BVF entities provides information as of December 31, 2022 and, consequently, the beneficial ownership of the reporting entities may have changed between December 31, 2022 and March 15, 2024. The business address of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc., and Mr. Lampert is 44 Montgomery St., 40th Floor, San Francisco, California 94104. The business address of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.
(5)
Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2024 by Citadel Advisors LLC, Citadel Advisors Holdings LP, Citadel GP LLC, Citadel Securities LLC, Citadel Securities Group LP, Citadel Securities GP LLC, and Kenneth Griffin (collectively, “Citadel”). Consists of (i) 1,556,552 shares of common stock beneficially owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”) and (ii) 290 shares of common stock beneficially owned by Citadel Securities LLC. Citadel Advisors LLC is the portfolio manager for CM. Citadel Advisors Holdings LP is the sole member of Citadel

Advisors LLC. Citadel GP LLC is the general partner of Citadel Advisors Holdings LP. Citadel Securities Group LP is the non-member manager of Citadel Securities LLC. Citadel Securities GP LLC is the general partner of Citadel Securities Group LP. Mr. Griffin is the President and Chief Executive Officer of Citadel GP LLC, and owns a controlling interest in Citadel GP LLC and Citadel Securities GP LLC. The Schedule 13G/A filed by Citadel provides information as of December 31, 2023 and, consequently, the beneficial ownership of the reporting entities may have changed between December 31, 2023 and March 15, 2024. The business address of Citadel is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.
(6)
Consists of (i) 1,015,766 shares of common stock held by the Easom Living Trust dated August 21, 2019 of which Mr. Easom is a trustee, (ii) 97,058 shares of common stock held by the C. Easom Irrevocable Trust dated October 8, 2021 of which Mr. Easom is a trustee, (iii) 97,058 shares of common stock held by the Jude Easom Irrevocable Trust dated October 8, 2021 of which Mr. Easom is a trustee, (iv) 2,130 shares of common stock held by Mr. Easom and (v) 410,402 shares of common stock that may be acquired by Mr. Easom pursuant to the exercise of stock options within 60 days of March 15, 2024.
(7)
Consists of (i) 3,127 shares of common stock and (ii) 189,642 shares of common stock that may be acquired by Ms. Day pursuant to the exercise of stock options within 60 days of March 15, 2024.
(8)
Consists of (i) 21,416 shares of common stock and (ii) 179,983 shares of common stock that may be acquired by Dr. Eckburg pursuant to the exercise of stock options within 60 days of March 15, 2024.
(9)
Consists of (i) 14,391 shares of common stock that may be acquired by Mr. Aziz pursuant to the exercise of stock options within 60 days of March 15, 2024 and (ii) the shares described in footnote (3) above, of which Mr. Aziz disclaims beneficial ownership of all such shares except to the extent of his pecuniary interests therein.
(10)
Consists of 18,004 shares of common stock that may be acquired by Ms. FitzPatrick pursuant to the exercise of stock options within 60 days of March 15, 2024.
(11)
Consists of (i) 22,830 shares of common stock and (ii) 21,027 shares of common stock that may be acquired by Dr. Marks pursuant to the exercise of stock options within 60 days of March 15, 2024.
(12)
Consists of 35,361 shares of common stock that may be acquired by Ms. Martin pursuant to the exercise of stock options within 60 days of March 15, 2024.
(13)
Consists of (i) 14,391 shares of common stock that may be acquired by Dr. Readnour pursuant to the exercise of stock options within 60 days of March 15, 2024, (ii) 485,073 shares of common stock held by MGC Venture Partners QP 2018, LP (“MGC 2018 QP”), and (iii) 414,788 shares of common stock held by MGC Venture Partners 2018, LP (“MGC 2018 LP”). MGC Venture Partners 2018 GP, LLC (“MGC 2018 GP”) is the general partner of MGC 2018 LP and MGC 2018 QP. MGC 2018 GP has shared voting and shared dispositive power over the shares held by MGC 2018 LP and MGC 2018 QP. Dr. Readnour is a member of MGC 2018 QP and MGC 2018 LP and a managing partner of MGC 2018 GP and has shared voting power and shared dispositive power over the shares of common stock held by MGC 2018 LP and MGC 2018 QP. Mr. Readnour, however, disclaims beneficial ownership of such shares of common stock, except to the extent of any pecuniary interest therein. The address of each of the foregoing entities and Dr. Readnour is 3835 Cleghorn Avenue, Suite 300 Nashville, Tennessee 37215.
(14)
Consists of 23,067 shares of common stock that may be acquired by Dr. Spigelman pursuant to the exercise of stock options within 60 days of March 15, 2024.
(15)
Consists of 35,361 shares of common stock that may be acquired by Ms. Wong pursuant to the exercise of stock options within 60 days of March 15, 2024.
(16)
Consists of (i) 405,880 shares of common stock held by Z3 Trust, of which Mr. Zakrzewski is an affiliate, (ii) 98,199 shares of common stock, and (iii) 110,361 shares of common stock that may be acquired by Mr. Zakrzewski pursuant to the exercise of stock options within 60 days of March 15, 2024.
(17)
See footnotes (6) through (16) above; also includes Josh Eizen, Kevin Krause and Sanjay Chanda, Ph.D., who are executive officers but not named executive officers. Mr. Eizen owns 2,447 shares of common stock and may acquire 58,131 shares of common stock pursuant to the exercise of stock options within 60 days of March 15, 2024. Mr. Krause owns 1,914 shares of common stock and may acquire 170,780 shares of common stock pursuant to the exercise of stock options within 60 days of March 15, 2024. Dr. Chanda owns 735 shares of common stock and may acquire 189,438 shares of common stock pursuant to the exercise of stock options within 60 days of March 15, 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, the following is a description of each transaction since January 1, 2022, to which we were a party, in which:

•
the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Lucy Day is our Chief Financial Officer. Ms. Day’s spouse is Senior Director, IT and Operations of the Company. Ms. Day’s spouse received compensation of approximately $330,000 in 2023, including an annual salary and incentive award commensurate with his qualifications, responsibilities, and other employees holding similar positions. He does not report directly or indirectly to Ms. Day. This relationship was ratified by the audit committee.

License Agreements

Adjuvant Global Health

In conjunction with Adjuvant Global Health Technology Fund L.P.’s (“Adjuvant”) investment in the Company’s Series A redeemable convertible preferred stock financing in November 2019, the Company entered into a Global Health Agreement with Adjuvant (the “Adjuvant Agreement”), pursuant to which the Company agreed to support the creation of innovative and affordable drugs to treat disease, through public health programs and private purchasers in Low and Low-Middle-Income Countries (as such terms are defined by the World Bank and in the agreement).

In conjunction with Adjuvant’s investment in the Company’s Series B redeemable convertible preferred stock financing in March 2021, the Company entered into an Amended and Restated Global Health Agreement (the “Adjuvant Amendment”). The Adjuvant Amendment expands Adjuvant’s investment support to include the development of the Company’s product candidate, epetraborole, for use in tuberculosis-endemic and tuberculosis-at-risk countries as defined in the agreement.

If we do not maintain compliance with the investment commitments under the Adjuvant Agreement and the Adjuvant Amendment (together, the “Adjuvant Agreements”), Adjuvant may be entitled to repayment for any portion of its investment that is not used for the purposes outlined in the Adjuvant Agreements. Risk of repayment under the Global Health Agreement is limited to Adjuvant’s aggregate investment of $12.0 million in our Series A and Series B redeemable convertible preferred stock in 2019, 2020 and March 2021. Adjuvant’s aggregate investment of $12.0 million has been fully utilized toward development of epetraborole, including toxicology studies, clinical trials, and manufacturing activities to the extent development of epetraborole for NTM lung disease overlaps with development of epetraborole for melioidosis, tuberculosis, and any other mutually agreed-upon products.

March 2022 IPO Participation

Adjuvant purchased 166,666 shares in our IPO for an aggregate purchase price of approximately $2.5 million. In connection with Adjuvant’s investment in the Company’s common stock as part of the IPO, the Company entered into an Amended and Restated Global Health Agreement dated March 24, 2022. Kabeer Aziz, a member of our Board, is a limited partner of Adjuvant Capital GP, L.P., which is the sole general partner of Adjuvant Global Health Technology Fund L.P. and Adjuvant Global Health Technology Fund DE, L.P.

MGC 2018 LP and MGC 2018 QP purchased 70,716 shares and 82,618 shares, respectively, in our IPO for an aggregate purchase price of approximately $2.3 million. Rob Readnour, a member of our Board, is a member of MGC 2018 QP and MGC 2018 LP and a managing partner of MGC 2018 GP, which is the general partner of MGC 2018 LP and MGC 2018 QP.

Investors’ Rights Agreement

We are party to an amended and restated investors’ rights agreement with certain holders of our capital stock, including entities affiliated with Adjuvant, entities affiliated with Biotechnology Value Fund, entities affiliated with MGC Venture Partners, entities affiliated with RA Capital, Anacor and Brii Biosciences. Under our investor rights agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing.

Indemnification Agreements

We have entered into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our certificate of incorporation and bylaws. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

Related Person Transaction Policy

Our audit committee maintains the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee will provide that our audit committee shall review and approve in advance any related person transaction.

Our related person transaction policy provides that we are not permitted to enter into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest without the consent of our audit committee. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1 — Election of Class I Directors

Number of Directors; Board Structure

Our Board currently consists of nine members. Our directors are divided into three classes serving staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

The terms of the Class II directors, Margaret FitzPatrick, Patricia Martin and Melvin Spigelman, M.D., expire at the Annual Meeting. The Class I directors will serve until our Annual Meeting of Stockholders in 2026. The Class III directors will serve until our Annual Meeting of Stockholders in 2025.

Nominees

As recommended by the nominating and corporate governance committee, the Board has nominated each of Margaret FitzPatrick, Patricia Martin and Melvin Spigelman, M.D. for election as a Class II director. For information concerning the nominees, please see “Directors and Corporate Governance—Board Composition”.

The Class II directors elected at this Annual Meeting will continue in office until our Annual Meeting of Stockholders in 2027 and until the director’s successor has been duly elected and qualified, or until the earlier of the director’s death, resignation or removal. The proxy holders named on the proxy card intend to vote the proxy (if you are a stockholder of record) for the election of Ms. FitzPatrick, Ms. Martin and Dr. Spigelman, unless you indicate on the proxy card that your vote should be withheld with respect to any of them. Under SEC rules, proxies cannot be voted for a greater number of persons than the number of nominees named.

Each of the Class II directors has consented to be named as a nominee in this proxy statement and to serve if elected. If any nominees is not able to serve, proxies may be voted for a substitute nominee, unless the Board chooses to reduce the number of directors serving on the Board.

Recommendation of our Board

The Board unanimously recommends a vote FOR the election of each of Margaret FitzPatrick, Patricia Martin and Melvin Spigelman, M.D. as a Class II director.

PROPOSAL 2 — Ratification of Independent Registered Public Accounting Firm

The audit committee has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

We are asking our stockholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, we are submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders’ views on the Company’s independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit Committee will review its future selection of independent auditors. Even if this selection is ratified, pursuant to the Sarbanes-Oxley Act of 2002, the audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm and may determine to change the firm selected at such time and based on such factors as it determines to be appropriate.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and internal control over financial reporting for the fiscal years ended December 31, 2023 and 2022 and fees billed for audit-related, tax, and other services rendered by PricewaterhouseCoopers LLP during those periods.

	2023	2022
Audit fees(1)	$1,332,000	$1,025,000
All other fees(2)	29,150	4,150
Total fees	$1,361,150	$1,029,150

(1)
Audit fees consist of fees billed for professional services performed by PricewaterhouseCoopers LLP for the audit of our annual financial statements, the review of interim financial statements, and related services that are normally provided in connection with registration statements.
(2)
All other fees include any fees billed that are not audit, audit-related, or tax fees. These fees related to accounting research software.

All services described above were pre-approved by our audit committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to the audit committee charter and policy, the audit committee pre-approves all audit and permissible non-audit services to be provided by our independent registered public accounting firm. As part of its review, the audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.

Recommendation of our Board

The Board unanimously recommends a vote FOR the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024.

AUDIT COMMITTEE REPORT

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that AN2 Therapeutics, Inc. (the “Company”) specifically incorporates it by reference in such filing.

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management of the Company. The audit committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to the Board of Directors of the Company that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board:

Stephanie Wong (Chairperson)

Kabeer Aziz

Joseph Zakrzewski

PROPOSAL 3 — Amendment and Restatement of Our Certificate of Incorporation to Provide for the Exculpation of Officers

Our certificate of incorporation currently provides that the liability of directors for monetary damages shall be eliminated to the fullest extent under applicable law. Effective August 1, 2022, the State of Delaware, which is the Company’s state of incorporation, amended Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) to authorize exculpation of officers of Delaware corporations. Specifically, the amendments extend the opportunity for Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain circumstances. This provision would only permit exculpation of officers for direct claims, as opposed to derivative claims made by stockholders on behalf of the Company, and would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or any transaction in which the officer derived an improper personal benefit. The rationale for limiting the scope of liability is to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf.

The Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. This protection has long been afforded to directors. Accordingly, the Board believes that the proposal to extend exculpation to officers is fair and in the best interests of the Company and our stockholders. Our Board has unanimously determined that it is in the best interests of the Company and our stockholders to amend and restate the Company’s current certificate of incorporation in order to provide for the exculpation of officers pursuant to Section 102(b)(7) of the DGCL.

Proposed Amendment and Restatement of Our Certificate of Incorporation

Article IX of the proposed amended and restated certificate of incorporation (the “Amended and Restated Certificate”) provides that the liability of officers of the Company for monetary damages is eliminated to the fullest extent under applicable law, as permitted by Section 102(b)(7) of the DGCL.

This description of the proposed Amended and Restated Certificate is a summary and is qualified by the full text of the proposed Amended and Restated Certificate, which is attached to this proxy statement as Appendix A and is marked to show the changes described above.

Recommendation of Our Board

The Board unanimously recommends a vote FOR the amendment and restatement of our certificate of incorporation to permit the exculpation of officers.

If our stockholders do not approve the Amended and Restated Certificate, then the changes shown in Appendix A will not be adopted.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Company entitled to vote at the Annual Meeting is required to approve the Amended and Restated Certificate. Shares that are voted “abstain” are treated as the same as voting “against” this proposal.

If our stockholders approve the Amended and Restated Certificate, our Board has authorized our officers to file the Amended and Restated Certificate with the Secretary of State of the State of Delaware, and the Amended and Restated Certificate will become effective upon acceptance by the Secretary of State of the State of Delaware. We intend to make that filing if, and as soon as practicable after, this proposal is approved at the Annual Meeting.

TRANSACTION OF OTHER BUSINESS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder would like us to include a proposal in our proxy statement and form of proxy for presentation at our 2025 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 1800 El Camino Real, Suite D, Menlo Park, California 94027, to the attention of the Corporate Secretary, no later than December 27, 2024.

Alternatively, under our bylaws, if a stockholder would like to propose a matter for presentation at the 2024 Annual Meeting of Stockholders rather than for inclusion in the proxy materials, or would like to nominate a person as a candidate for election to the Board at the 2025 Annual Meeting of Stockholders, the stockholder must follow certain procedures contained in our bylaws. Stockholders may request a free copy of our bylaws from:

AN2 Therapeutics, Inc.

Attn: Corporate Secretary

1800 El Camino Real, Suite D

Menlo Park, California 94027

Under the bylaws, notice of a nomination or other business must be delivered to the Corporate Secretary no later than the close of business on March 21, 2025 and no earlier than the close of business on February 19, 2025. If the date of our 2025 Annual Meeting of Stockholders is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the date of the 2024 Annual Meeting of Stockholders, notice must be delivered to the Corporate Secretary not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting of Stockholders nor later than the close of business on the later of (i) the 90th day prior to the 2025 Annual Meeting of Stockholders or (ii) the 10thday following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made. Nominations and the proposal of other business also must satisfy other requirements set forth in the bylaws. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal or nomination not made in compliance with the foregoing procedures.

If a stockholder fails to comply with the foregoing deadlines established under the bylaws, the Company will have discretionary authority to vote shares under proxies we solicit when and if the nomination or other business is raised at the Annual Meeting of Stockholders and, to the extent permitted by law, on any other business that may properly come before the Annual Meeting and any adjournments or postponements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement and Notice of Internet Availability to those stockholders. This process, which is commonly referred to as “householding,” potentially provides convenience for stockholders and cost savings for companies. Although we do not household for registered stockholders, a number of brokerage firms have instituted householding for shares held in street name, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that the broker will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or in the future, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement and Notice of Internet Availability, please notify us by calling (650) 331-9090 or by sending a written request to 1800 El Camino Real, Suite D, Menlo Park, California 94027, Attention: Corporate Secretary, and we will promptly deliver a separate copy of our annual report and proxy statement. If you are receiving multiple copies of the annual report and proxy statement and wish to receive only one, please notify your broker.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers, directors and 10% stockholders file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received and written representations of our executive officers, directors and 10% stockholders, we believe that during our fiscal year ended December 31, 2023, all Section 16(a) filing requirements were satisfied on a timely basis.

OTHER MATTERS

Fiscal Year 2023 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2023 are included in our Annual Report on Form 10‑K. This proxy statement and our annual report are posted on our website at https://investor.an2therapeutics.com/ and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to AN2 Therapeutics, Inc., Attention: Investor Relations, 1800 El Camino Real, Suite D, Menlo Park, CA 94027.

* * *

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
Eric Easom

Chief Executive Officer

Menlo Park, California

, 2024

APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AN2 THERAPEUTICS, INC.

The undersigned hereby certifies that:

ONE: The original name of this corporation is AN2 Therapeutics, Inc. and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware was February 24, 2017.

TWO: He is the duly elected and acting Chief Executive Officer of AN2 Therapeutics, Inc., a Delaware corporation.

THREE: The Certificate of Incorporation of this corporation is hereby amended and restated to read as follows:

I.

The name of this corporation is AN2 Therapeutics, Inc. (the “Company”).

II.

The address of the registered office of the Company is 850 New Burton Road, Suite 201, City of Dover, County of Kent, 19904 and the name of the registered agent of the Company at such address is Cogency Global Inc.

III.

The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (“DGCL”).

IV.

A. This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 510,000,000 shares. 500,000,000 shares of which shall be Common Stock, having a par value per share of $0.00001. 10,000,000 shares of which shall be Preferred Stock, having a par value per share of $0.00001.

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company (the “Board of Directors”) is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares for each such series and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding and not by more than the number of remaining authorized but undesignated shares of Preferred Stock. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock or any series thereof may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Company for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or

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together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

V.

For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. MANAGEMENT OF BUSINESS. The management of the business and the conduct of the affairs of the Company shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

B. BOARD OF DIRECTORS. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, upon the filing of this Amended and Restated Certificate of Incorporation, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification becomes effective. At the first annual meeting of stockholders following the initial classification of the Board of Directors, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following such initial classification, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following such initial classification, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C. REMOVAL OF DIRECTORS.

1. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances or remove such directors elected by the holders of such series of Preferred Stock, neither the Board of Directors nor any individual director may be removed without cause.

2. Subject to any limitation imposed by applicable law and the rights of any series of Preferred Stock to remove directors elected by the holders of such series of Preferred Stock, any individual director or directors may be removed with cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors.

D. VACANCIES. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors or by the sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation or removal.

E. BYLAW AMENDMENTS.

1. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. Any adoption, amendment or repeal of the Bylaws of the Company by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the

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then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

2. The directors of the Company need not be elected by written ballot unless the Bylaws so provide.

3. No action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission.

4. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company.

5. In the event that a member of the Board of Directors of the Company who is not an employee of the Company, or any partner, member, director, stockholder, employee or agent of such member, other than someone who is an employee of the Company (collectively, the “Covered Persons”), acquires knowledge of any business opportunity matter, potential transaction, interest or other matter, unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in connection with such individual’s service as a member of the Board of Directors of the Company (a “Corporate Opportunity”), then the Company, pursuant to Section 122(17) of the DGCL and to the maximum extent permitted from time to time under Delaware law, (i) renounces any expectancy that such Covered Person offer an opportunity to participate in such Corporate Opportunity to the Company and (ii) to the fullest extent permitted by law, waives any claim that such opportunity constituted a Corporate Opportunity that should have been presented by such Covered Person to the Company or any of its affiliates. No amendment or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of the Company for or with respect to any opportunities of which such officer, director or stockholder becomes aware prior to such amendment or repeal.

VI.

A. The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

B. To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C. Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

A. Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under the Delaware statutory or common law: (A) any derivative claim or cause of action brought on behalf of the Company; (B) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company, to the Company or the Company’s stockholders; (C) any claim or cause of action against the Company or any current or former director, officer or other employee of the Company, arising out of or pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws of the Company (as each may be amended from time to time); (D) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the Bylaws of the Company (as each may be amended from time to time, including any right, obligation, or remedy thereunder); (E) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (F) any claim or cause of action against the Company or any current or former director, officer or other employee of the Company, governed by the internal-affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. This Section A of Article VII shall not apply to claims or causes of

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action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.

B. Unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.

C. Any person or entity holding, owning or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of this Amended and Restated Certificate of Incorporation.

VIII.

A. The Company reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of applicable law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Company required by law or by this Amended and Restated Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII and VIII.

IX.

A. The liability of the officers of the Company for monetary damages shall be eliminated to the fullest extent under applicable law.

B. If applicable law is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C. Any repeal or modification of this Article IX shall only be prospective and shall not affect the rights or protections or increase the liability of any officer of the Company under this Article IX in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

* * * *

FOUR: This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Company.

FIVE: This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL.

IN WITNESS WHEREOF, AN2 Therapeutics, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this ___ day of ___, 2024.

AN2 THERAPEUTICS, INC.

By:

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AN2Therapeutics P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan QR for digital voting AN2 Therapeutics, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 23, 2024 Wednesday, June 19, 2024 8:00 AM, Pacific Time 1800 El Camino Real, Suite D Menlo Park, California 94027 Internet: www.proxypush.com/ANTX Cast your vote online Have your Proxy Card ready Follow the instructions to record your vote Phone: 1-866-994-5504 Use any touch-tone telephone Have your Proxy Card ready Follow the recorded instructions to record your vote Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Pacific Time, June 19, 2024. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Eric Easom, Lucy Day, and Josh Eizen (the "Named Proxies"), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of AN2 Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxydocs.com/ANTX. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

AN2Therapeutics AN2 Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: "FOR" each of the nominees in Proposal 1 and "FOR" Proposals 2 and 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect the nominees Margaret FitzPatrick, Patricia Martin, and Melvin Spigelman, M.D. as Class II directors until the 2027 annual meeting of stockholders or until their respective successors have been elected or appointed. FOR WITHHOLD 1.01 Margaret FitzPatrick FOR 1.02 Patricia Martin FOR 1.03 Melvin Spigelman, M.D. FOR 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. FOR AGAINST ABSTAIN FOR 3. To approve the amendment and restatement of the certificate of incorporation to provide for the exculpation of officers. FOR NOTE: In their discretion, the proxies are authorized to vote upon such other business properly brought before the Annual Meeting or any adjournments or postponements thereof. Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date